EXECUTION COPY





                                VOTING AGREEMENT


     This VOTING AGREEMENT (this "Agreement"), dated as of November 27, 2005 by and between Delcath Systems, Inc., a Delaware corporation (the "Company"), the purchasers (each a "Purchaser" and collectively, the "Purchasers") listed on Exhibit A to Common Stock Purchase Agreement dated as of the date hereof between the Company and the Purchasers (the "Stock Purchase Agreement") and Vertical Ventures LLC ("Vertical Ventures", together with the Purchasers, the "Stockholders" and each individually a "Stockholder").

     The parties hereto agree as follows:

     1. Voting of Shares. Each of the Stockholders hereby agrees that, during the term of this Agreement, such Stockholder will vote all shares of the Company's Common Stock, par value $0.01 (the "Common Stock"), owned by such Stockholder on the date such vote is taken (whether now owned or hereafter acquired) in favor of all proposals made by the Board of Directors or management of the Company or in the manner recommended by the Board of Directors or management of the Company on all other proposals. Such vote may be cast directly by such Stockholder or by proxy named by such Stockholder.

     2. Consents of Stockholders. In the event that any proposal is submitted to the stockholders of the Company otherwise than at a meeting of the stockholders of the Company, each of the Stockholders hereby agrees that (a) such Stockholder will execute a consent as a stockholder of the Company voting on such proposal in the manner recommended by the Board of Directors or management of the Company or (b) such Stockholder will refrain from submitting a consent of such proposal if abstention is recommended by the Board of Directors or management of the Company.

     3. Term. This Agreement shall remain in effect from the date hereof through the date of the Annual Meeting of stockholders of the Company to be held in 2006.

     4. Specific Performance; Consent to Jurisdiction; Venue.

     (a) The Company and the Stockholders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     (b) The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other



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argument that New York is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Stock Purchase Agreement and agree that such service shall constitute good and sufficient service of process and notice thereof. Vertical Ventures consents to process being served in any such suit, action or proceeding by mailing a copy thereof to Vertical Ventures at the address in effect for Iroquois Master Fund Ltd. under the Stock Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4(b) shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Stockholders hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

     5. Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Stockholder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. Following the closing of the transactions contemplated by the Stock Purchase Agreement, no provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Stockholders holding at least a majority of all shares then held by the Stockholders. Any amendment or waiver effected in accordance with this Section 5 shall be binding upon each Stockholder and the Company.

     6. Waivers. No waiver by any party of any default with respect to any provision or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     7. Headings. The section headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

     8. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     9. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.


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     10. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

     11. Further Assurances. From and after the date of this Agreement, upon the request of the Stockholders or the Company, the Company and each Stockholder shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                     DELCATH SYSTEMS, INC.



                                     By:        /s/ M. S. KOLY
                                         --------------------------------------
                                           Name: M. S. Koly
                                           Title: President and Chief
                                           Executive Officer

                                     PURCHASER



                                     By:
                                         --------------------------------------
                                           Name
                                           Title


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                     DELCATH SYSTEMS, INC.



                                     By:
                                         --------------------------------------
                                           Name: M. S. Koly
                                           Title: President and Chief
                                           Executive Officer

                                     PURCHASER

                                     IROQUOIS MASTER FUND LTD.

                                     By:        /s/ JOSHUA SILVERMAN
                                         --------------------------------------
                                           Name Joshua Silverman
                                           Title Authorized Signatory

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                     DELCATH SYSTEMS, INC.



                                     By:
                                         --------------------------------------
                                           Name: M. S. Koly
                                           Title: President and Chief
                                           Executive Officer

                                     PURCHASER

                                     OMICRON MASTER TRUST

                                     By:     /s/ BRUCE BERNSTEIN
                                         --------------------------------------
                                           Name Bruce Bernstein
                                           Title Managing Partner


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                     DELCATH SYSTEMS, INC.



                                     By:
                                         --------------------------------------
                                           Name: M. S. Koly
                                           Title: President and Chief
                                           Executive Officer

                                     PURCHASER

                                     CRANSHIRE CAPITAL, LP

                                     By:        /s/ MITCHELL R. KOPIN
                                         --------------------------------------
                                           Name Mitchell R. Kopin
                                           Title President - Downsview Capital
                                                 The General Partner



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                                     VERTICAL VENTURES LLC



                                     By:    /s/ JOSHUA SILVERMAN
                                         --------------------------------------
                                           Name Joshua Silverman
                                           Title Partner